SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                           Decorator Industries, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                           DECORATOR INDUSTRIES, INC.
                             10011 Pines Boulevard
                            Pembroke Pines, FL 33024


                          NOTICE OF ANNUAL MEETING OF
                     STOCKHOLDERS TO BE HELD JUNE 18, 2002





TO THE STOCKHOLDERS OF DECORATOR INDUSTRIES, INC.

         Notice is hereby given that the annual meeting of the stockholders of Decorator Industries, Inc. will be held at Suite 201, 10011 Pines Boulevard, Pembroke Pines, Florida, on June 18, 2002 at 9:30 A.M., local time, for the purpose of:

         (a)      Electing one director.

         (b) Transacting such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors fixed the close of business on April 30, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting.

         A copy of the Company's annual report to stockholders for the fiscal year ended December 29, 2001 is furnished herewith.

         PLEASE SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. YOUR PROMPT COMPLIANCE WITH THIS REQUEST WILL BE APPRECIATED AND WILL ASSIST IN OBTAINING A QUORUM. YOUR PROXY MAY BE WITHDRAWN AT ANY TIME PRIOR TO ITS EXERCISE BY GIVING NOTICE TO THE UNDERSIGNED.




                                         By Order of the Board of Directors

                                                JEROME B. LIEBER
                                                   Secretary

May 10, 2002

                                 PROXY STATEMENT


                           DECORATOR INDUSTRIES, INC.
                             10011 PINES BOULEVARD
                            PEMBROKE PINES, FL 33024



                                  May 10, 2002


         This statement is furnished in connection with the solicitation of proxies to be used at the annual meeting of stockholders of Decorator Industries, Inc. (the "Company"), to be held June 18, 2002 at the place and time and for the purposes set forth in the foregoing Notice of Annual Meeting, and at any adjournment thereof. This proxy statement and the enclosed form of proxy and annual report for 2001 were mailed to stockholders on or about May 10, 2002.

         Proxies in the form enclosed are solicited on behalf of the Board of Directors of the Company. The cost of preparing, assembling and mailing the notice of annual meeting, proxy statement and form of proxy is to be borne by the Company. In addition to the solicitation of proxies by use of the mails, directors, officers or other employees of the Company may solicit proxies personally or by telephone or other means and the Company may request certain persons holding stock in their names or in the names of their nominees to obtain proxies from and send proxy material to the principals and will reimburse such persons for their expenses in so doing.

         The accompanying proxy may be revoked by the stockholder at any time prior to its use by giving notice of such revocation either personally or in writing to Jerome B. Lieber, Secretary of the Company, 40th Floor, One Oxford Centre, Pittsburgh, PA 15219. Unless the proxy shall have been properly revoked, the shares represented by proxies in the enclosed form will be voted. Each such proxy will be voted as directed, but if no direction is indicated, it will be voted FOR the election of the Board of Directors' nominee named below.

         Only holders of record of the Company's Common Stock, par value $.20 per share ("Common Stock"), at the close of business on April 30, 2002 will be entitled to vote at the meeting. As of April 30, 2002, there were 2,789,232 shares of Common Stock outstanding, the holders of which are entitled to one vote per share.

         A quorum for the transaction of business at the annual meeting will require the presence, in person or by proxy, of stockholders entitled to cast at least a majority of the total number of votes entitled to be cast at the meeting. Abstentions and broker non-votes are counted as shares present for determination of a quorum but are not counted as affirmative or negative votes and are not counted in determining the number of votes cast on any matter.

                              ELECTION OF DIRECTORS

         The Board of Directors consists of three classes of directors with staggered terms. A purpose of the meeting is the election of one director to serve for a term of three years. The last two columns of the tables below give information regarding the Common Stock beneficially owned by the nominee or director as of the close of business on April 30, 2002. The percentages in the last column were computed by dividing the number of shares beneficially owned by the total of the number of shares of Common Stock outstanding and the number of shares of Common Stock, if any, which the named nominee or director was entitled to acquire within 60 days of April 30, 2002 through the exercise of stock options.

NOMINEE FOR ELECTION AS A DIRECTOR

         Information regarding the nominee for election as a director is set forth below:

                                                                                                    Common Shares       Percent
                                                                                    Director        Beneficially          of
     Name                      Age             Principal Occupation                   Since             Owned            Class
     ----                      ---             --------------------                   -----             -----            -----
Jerome B. Lieber               81              Senior Counsel -                       1961             13,705(1)          --
                                               Klett Rooney Lieber & Schorling,
                                               a Professional Corporation,
                                               Attorneys at Law

----------

(1) Includes 5,040 shares held in a charitable trust as to which Mr. Lieber disclaims beneficial ownership, and excludes shares held for his account in the Trust established under the Company's Stock Plan for Non-Employee Directors.

         Jerome B. Lieber has been Secretary of the Company since 1961. He is a Senior Counsel to the law firm of Klett Rooney Lieber & Schorling, a Professional Corporation, Pittsburgh, Pennsylvania, which serves as general counsel to the Company. Mr. Lieber previously had been a senior partner in that firm.

         The nomination of the above person for the office of director originated with the present Board of Directors. Such person has advised the Company that he is willing to serve as a director for the term for which he is standing for election. If at the time of the meeting he should be unable or unwilling to serve as a director for any reason, it is intended that the enclosed proxy will be voted for the election of such person, if any, as is designated by the Board of Directors to replace him, unless the proxy withholds authority to vote for the nominee.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOREGOING NOMINEE.

DIRECTORS WHOSE TERMS CONTINUE AFTER THE MEETING

         Information regarding the directors whose terms of office continue after the annual meeting is set forth below:

                                                                                     Present        Common Shares       Percent
                                                                     Director         Term          Beneficially          of
        Name             Age     Principal Occupation                  Since         Expires            Owned            Class
        ----             ---     --------------------                  -----         -------            -----            -----
William A. Bassett       65      Chairman of the Board,                1980           2004       350,016(1)             12.23%
                                 President and Chief Executive
                                 Officer of the Company

William A. Bassett, as                                                                            39,598(2)              1.42%
Trustee

Joseph N. Ellis          73      Management Consultant                 1993           2003         2,500(3)              ----

Ellen Downey             49      Management Consultant                 1997           2003         1,562(3)              ----

Thomas L. Dusthimer      67      Director/Consultant to                1997           2004         1,250(3)              ----
                                 Key Bank, Elkhart

----------

(1)      Includes 72,914 optioned shares which may be acquired within 60 days.

(2) Shares held as Trustee for the Trust established under the Company's Stock Plan for Non-Employee Directors (the "Trust"). Mr. Bassett disclaims beneficial ownership of these shares.

(3)      Excludes shares held in the Trust for his or her account.

         William A. Bassett has been President of the Company since 1980, Chief Executive Officer since February 1993 and Chairman of the Board since January 1994.

         Joseph N. Ellis founded La Salle-Deitch Co., Inc., a distributor of products for the manufactured housing and recreational vehicle industry, in 1963 and served as its President, Chief Executive Officer and Chairman from 1971 until his retirement in 1992.

         Ellen Downey served as a director of FRD Acquisition Corporation from 1996 to 1998. She was employed by Ryder System, Inc. in various financial positions from 1978 to 1991 and from 1991 to 1993 served as Vice President and Treasurer of that company.

         Thomas L. Dusthimer has served as a consultant to and director of Key Bank (Elkhart, Indiana District) since 1992. From 1973 until his retirement in 1992, Mr. Dusthimer served in various executive positions, including President, Chief Executive Officer and Chairman, with Ameritrust Indiana Corporation and Ameritrust National Bank.

         At April 30, 2002, the officers and directors of the Company as a group had sole or shared voting or investment power as to 404,146 shares of the Company's Common Stock, which together with 115,118 optioned shares that could be acquired within 60 days after April 30, 2002, would constitute 17.88% of the total shares then outstanding.


                              DIRECTOR COMPENSATION

         Directors who are not employees of the Company are paid a fee of $10,000 per year for their scheduled services as directors. The fee is paid quarterly in shares of the Company's Common Stock valued at their closing price on the American Stock Exchange on the third business day following the release of sales and earnings for the preceding fiscal year. Under the Company's Stock Plan for Non-Employee Directors, such directors may elect to defer receipt of their shares, until after they leave the Board, by having them delivered to the Trust established under the Plan. Directors are paid $1,000 per day for additional meetings if needed. Members of the Audit Committee are paid ($1,000 per meeting for chairman and $500 per meeting for other members) for attending Audit Committee meetings.


                             PRINCIPAL STOCKHOLDERS

         See "Directors Whose Terms Continue After the Meeting" above for the stockholding of William A. Bassett, Chairman of the Board, President and Chief Executive Officer of the Company.

         FMR Corp. of Boston, Massachusetts, has furnished the Company a copy of its Schedule 13G dated February 14, 2002 in which it reported that as of December 31, 2001 Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and a registered investment adviser, had sole investment power with respect to 279,715 shares (9.95%) of the Company's Common Stock.

         Robert E. Robotti of New York, New York has furnished the Company a copy of his Schedule 13G dated January 10, 2002 in which he reported beneficial ownership of 287,788 shares (10.23%) of the Company's Common Stock, of which Mr. Robotti has shared voting power and shared dispositive power. Mr. Robotti is the owner of Robotti & Company (265,195 shares), and a general partner in Ravenswood Investment Company, L.P. (22,593 shares).

         Steven C. Leonard of Rancho Santa Fe, California has furnished the Company a copy of his Schedule 13G dated February, 2002 in which he reported beneficial ownership of a total of 150,100 shares (5.34%) of the Company's Common Stock, including 150,100 as to which he has shared dispositive power and 48,300 shares as to which he has shared voting power. Of the 150,100 shares, 128,500 are beneficially owned by Pacifica Capital Investments LLC, of which Mr. Leonard is the sole manager.

                             EXECUTIVE COMPENSATION


EMPLOYMENT AGREEMENTS

         The Company has an employment agreement with William A. Bassett which will expire July 1, 2004 and provides for an annual salary of not less than $214,200.

         The Company has an employment agreement with Michael S. Baxley, whose employment terminated May 31, 2001, which provides for a continuation of Mr. Baxley's salary and benefits through May 31, 2002.


ANNUAL COMPENSATION AND STOCK OPTIONS

         The following table shows the compensation of the named executive officers of the Company for each of the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                             Long-Term
                                                                                           Compensation
                                                        Annual Compensation                   Awards
                                             ----------------------------------------       ------------
     Name and                  Fiscal                                                        Optioned             All Other
Principal Position             Year          Salary($)      Bonus ($)      Other($)(1)       Shares(#)        Compensation($)(2)
------------------             ----          ---------      ---------      -----------       ---------        ------------------


William A. Bassett             2001           300,000         12,000            *               ----                36,843
Chairman of the Board,         2000           300,000           ----            *               ----                36,832
President and Chief            1999           285,000         87,074            *             12,500                36,745
Executive Officer

Michael S. Baxley              2001            73,025           ----            *               ----                92,858
Executive Vice President       2000           165,100           ----            *               ----                   854
                               1999           161,925         39,183            *             20,000                  ----

Michael K. Solomon             2001           118,820          5,000            *               ----                 1,224
Vice President, Treasurer      2000           118,820           ----            *               ----                 1,464
and Chief Financial Officer    1999           118,820         20,000            *              5,000                 1,553

----------

(1) Medical/dental reimbursement plan payments, country club memberships, relocation bonus, and personal use of Company vehicles. An asterisk indicates that the total of other annual compensation for that year was less than 10% of salary and bonus for that year.

(2) Premiums paid by the Company on life and long-term disability insurance policies, Company contributions to the 401(k) Retirement Savings Plan and, in the case of Mr. Baxley, salary continuation payments of $92,075 for the period June 1 through December 29,2001.

         The Company's medical and dental reimbursement plan provides reimbursement to the corporate and certain divisional officers of the Company and their dependents (as defined in Section 152 of the Internal Revenue Code) for their medical and dental expenses. Benefits under the plan are limited to 10% of the participant's compensation during the plan year. The plan also prohibits any participant from receiving "double reimbursement"; i.e., if a participant receives reimbursement from another source, he or she must remit to the Company benefits received under the plan.

         On September 1, 1998 the Company began a 401(k) Retirement Savings Plan available to all eligible employees. To be eligible for the plan, the employee must be at least 21 years of age and have completed one year of employment. Eligible employees may contribute up to 15% of their earnings with a maximum of $10,500 for 2001 based on the Internal Revenue Service annual contribution limit. The Company will match 25% of the first 4% of the employee's contributions up to 1% of the employee's earnings. Contributions are invested at the direction of the employee in one or more funds. Company contributions begin to vest after three years.

         The Company's 1984 Incentive Stock Option Plan, which expired February 22, 1994, authorized the granting to key employees of options to purchase up to 804,976 shares (as adjusted for stock splits) of the Company's Common Stock. The purchase price of optioned shares is the fair market value of the Common Stock on the date of grant, and the maximum term of the options is ten years; in the case of options granted to employees who owned more than 10% of the outstanding Common Stock, however, the purchase price was 110% of the fair market value of the Common Stock on the date of grant and the term of the options is five years. The number of optioned shares and the purchase price per share are subject to adjustment for stock splits, stock dividends, reclassifications and the like.

         On April 3, 1995 the Board of Directors adopted, and on June 5, 1995 the stockholders approved, the Company's 1995 Incentive Stock Option Plan (the "1995 Plan") which has a term of ten years. The 1995 Plan authorizes the issuance of up to 520,830 shares (as adjusted for stock splits) of Common Stock pursuant to stock options granted to key employees of the Company. The purchase price of optioned shares must be the fair market value of the Common Stock on the date of grant, and the maximum term of the options is ten years; in the case of options granted to employees who own more than 10% of the outstanding Common Stock, however, the purchase price must be 110% of the fair market value of the Common Stock on the date of grant and the term of the option cannot exceed five years. The number of shares that may be issued under the 1995 Plan, the number of optioned shares and the purchase price per share are subject to adjustment for stock splits, stock dividends, reclassifications and the like.

     On February 22, 2002 the Company made an offer to exchange outstanding options to purchase shares of the Company's Common Stock with an exercise price greater than or equal to $7.00 per share for new options which will be granted under the 1995 Plan. The offer expired on March 22, 2002 and the Company received tenders of options for 207,500 shares. The tendered options were cancelled on March 23, 2002. In keeping with the Company's normal compensation practices, the actual number of shares for which each new option will be granted has been determined with respect to each employee individually. Subject to the terms and conditions of the offer, the Company will grant the new options no earlier than September 24, 2002 and no later than December 31, 2002. The Company presently expects to grant options for an aggregate of 166,250 shares in exchange for the tendered options that were cancelled on March 23, 2002. The new options will have an exercise price equal to the fair market value of the Common Stock on the date of grant.

     The following table sets forth information concerning the exercise of stock options during fiscal year 2001 by the named executive officers and the value of their unexercised, in-the-money stock options at the end of that fiscal year (December 29, 2001). All options outstanding at December 29, 2001, have a ten year term and, except for those granted after the fiscal year 1995, were exercisable at any time prior to their respective expiration dates. Options granted in 1996 and 1997 vest 20% on the date of the grant and 20% each year thereafter and options granted after 1997 vest 20% each year beginning at the end of the first year.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                                                                     Value of
                                 Shares Acquired               Value                 Optioned Shares               Options at
Name                               on Exercise               Realized($)              at 12/29/01(#)              12/29/01($)(1)
----                               -----------               -----------              --------------              --------------
William A. Bassett                   39,165                    87,338                     72,914(2)                    ----

Michael S. Baxley                     ----                      ----                         ----                      ----

Michael K. Solomon                    ----                      ----                      39,704(2)                    ----
                                                                                           8,000(3)                    ----

----------

(1) Assumes a market value of $3.88 per share, which was the last reported sale price on the American Stock Exchange on December 29, 2001.

(2)      Exercisable.

(3)      Unexercisable.


BOARD OF DIRECTORS' REPORT ON EXECUTIVE COMPENSATION

         The Board of Directors approves the salaries of the executive officers of the Company on an annual basis. In approving the salaries, the Board considers the size of the Company, its performance during the previous fiscal year, the responsibilities and performance of the executive officer, and such other factors as the directors may wish to consider. No pre-determined formula or guidelines are used, and no specific weight is given to any one factor.

         The Board has also granted stock options to executive officers and other key employees as a means of further motivating them to exert their best efforts on behalf of the Company. However, no stock options were granted during fiscal year 2001.

         The salary of Mr. Bassett, Chief Executive Officer of the Company, for the fiscal year 2001 was determined by the Board of Directors (without Mr. Bassett's participation) upon consideration of his and the Company's performance during the previous fiscal year, the responsibilities of that office, and Mr. Bassett's contributions to the growth and development of the Company. No specific weight was given to any one of the factors considered.

   William A. Bassett          Joseph N. Ellis
   Jerome B. Lieber            Ellen Downey             Thomas L. Dusthimer

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors serves as a focal point for communications among the Board, the outside auditors and management as their duties relate to financial accounting, reporting and internal controls. It reviews the overall plan of the annual independent audit, the financial statements, the scope of audit procedures, the performance of the Company's independent auditors, and the independent auditors' evaluation of internal controls. The Audit Committee assists the Board in fulfilling its fiduciary responsibilities as to accounting policies, financial reporting practices and the sufficiency of auditing with respect thereto; however, management has the primary responsibility for the financial statements and the financial reporting process.

         The current members of the Committee, listed below, are "independent" as defined in Section 121A of the listing standards of the American Stock Exchange.

         The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended December 29, 2001 and has also discussed with Louis Plung & Company, the Company's independent auditors for that fiscal year, their judgment as to the acceptability and quality of the Company's accounting principles and the other matters required by Statement on Auditing Standards 61 to be discussed with the independent auditors. In addition, the Audit Committee received from Louis Plung & Company the written disclosures and letter required by Independence Standards Board Standard No. 1 and has discussed with them their independence from the Company and its management. The Committee has also considered whether the provision of non-audit services to the Company by Louis Plung & Company is compatible with maintaining their independence. Based on such review and discussions, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended December 29, 2001 be included in the Company's Annual Report on Form 10-K for that fiscal year and for filing with the Securities and Exchange Commission.

         Audit Committee: Joseph N. Ellis, Chairman, Ellen Downey and Thomas L. Dusthimer


                                PERFORMANCE GRAPH

     Set forth below is a graph which compares the value for the five calendar years ended December 31, 2001 of $100 invested at the close of trading on December 31, 1996, in each of the following investment alternatives: (a) the Company's Common Stock, (b) the "Russell 2000" Index, and (c) the "S & P 500" Index. The graph has been prepared assuming the reinvestment of all cash dividends paid during the period. The Company is not able to identify a peer group for comparison purposes.




                               [GRAPHIC OMMITTED]



--------------------------------------------------------------------------------
                  12/96      12/97    12/98     12/99      12/00     12/01
-------------------------------------------------------------------------------
Decorator Industries  100.0     103.29    114.13     79.79     41.68     63.57
S & P 500             100.0     133.36    171.47    207.56    188.66    166.24
Russell 2000          100.0     122.36    119.25    144.60    140.23    143.71
--------------------------------------------------------------------------------

                             DISCRETIONARY AUTHORITY

         At the time of mailing copies of this proxy statement to stockholders, the election of a director was the only matter known by management that will be presented for action at the annual meeting of stockholders. Should any other matters come before the meeting, action may be taken thereon pursuant to proxies in the form enclosed, which confer discretionary authority upon the persons named therein or their substitutes with respect to any such business which may properly come before the meeting.


                             CONCERNING THE AUDITORS

         Louis Plung & Company are the independent public accountants of the Company and have been selected as the Company's independent public accountants for the current fiscal year. Representatives of such firm are not expected to be in attendance at the annual meeting.


AUDIT FEES

         Louis Plung & Company billed the Company a total of $37,200 for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 29, 2001 and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year.


FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Company did not engage Louis Plung & Company to provide any financial information systems design or implementation services for the fiscal year ended December 29, 2001.


ALL OTHER FEES

         The Company was billed a total of $24,800 for all other services rendered by Louis Plung & Company for the fiscal year ended December 29, 2001.


                                OTHER INFORMATION

         The Board of Directors has the following committees: Audit Committee, Stock Option Committee, Compensation Committee, and Nominating Committee.

         During the fiscal year 2001, the Board of Directors held six meetings, and the Audit Committee held two meetings.

         The Stock Option Committee consists of Joseph N. Ellis, Thomas L. Dusthimer and Jerome B. Lieber. The function of the Stock Option Committee is to make recommendations to the Board for option grants and such other actions as the committee deems appropriate. The Stock Option Committee met once during 2001.

         The Compensation Committee consists of Joseph N. Ellis, Ellen Downey, Thomas L. Dusthimer and Jerome B. Lieber (Chairman). The function of the Compensation Committee is to determine the salary, bonus and benefits granted to the Chief Executive Officer of the Company. The Compensation Committee was formed in 2001 and did not meet in 2001.

         The Nominating Committee consists of Joseph N. Ellis, Ellen Downey and Thomas L. Dusthimer (Chairman). The function of the Nominating Committee is to recommend to the Board persons to be nominated by the Board for election as directors and persons to be elected by the Board to fill any vacancies on the Board. The Nominating Committee was formed during 2001 and did not meet during 2001. The Nominating Committee will consider nominees recommended by stockholders for election as directors at the annual meeting in the year 2003 if information concerning the recommended nominees is received by the Company prior to January 12, 2003.

         Stockholder proposals intended to be presented at the annual meeting in the year 2003 must be received by the Company prior to January 12, 2003 to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting.


                                             By Order of the Board of Directors


                                                   JEROME B. LIEBER
                                                       Secretary

                           DECORATOR INDUSTRIES, INC.

       PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 18, 2002

         The undersigned hereby appoints William A. Basset, Michael K. Solomon and William Johnson, and each of them (with full power to act without the others and with full power of substitution), the attorney and proxy of the undersigned to attend the Annual Meeting of the Stockholders of Decorator Industries, Inc. to be held at Suite 201, 10011 Pines Boulevard, Pembroke Pines, Florida at 9:30 A.M., E.D.S.T., on June 18, 2002, and any adjournment thereof, and to vote the number of shares of Common Stock of the Company which the undersigned is entitled to vote with all the power the undersigned would possess if personally present.

         THE PROXIES ARE DIRECTED TO VOTE AS SET FORTH HEREIN. IF NO DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE NAMED HEREIN. If the named nominee is unavailable for election, such shares may be voted for such substitute nominee as may be designated by the Board of Directors.

THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS.

PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                           DECORATOR INDUSTRIES, INC.

                                 JUNE 18, 2002

                Please Detach and Mail in the Envelope Provided


[X]  Please mark your votes as in this example.


                                             WITHHOLD
                FOR the nominee             AUTHORITY
                 named herein         to vote for the nominee
1.  Election of
    director.        [ ]                  [ ]  Nominee:  Jerome B. Lieber

2. In their discretion, the proxies may vote upon such other matters as may properly come before the meeting.

The undersigned hereby acknowledges receipt of the Annual Report for the fiscal year ended December 29, 2001 and the notice of Annual Meeting and Proxy Statement for the 2002 Annual Meeting of Stockholders.

              YOUR VOTE IS IMPORTANT TO US. PLEASE COMPLETE, DATE
                 AND SIGN THE PROXY CARD AND RETURN IT PROMPTLY
                           IN THE ENCLOSED ENVELOPE.


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

SIGNATURE(S) OF STOCKHOLDERS                                                           Dated:            ,2002
                             --------------------------  ---------------------------         -----------

IMPORTANT:  Please sign exactly as name appears hereon.  If signing in fiduciary or representative capacity, please give full title as such.  If shares are registered in more than one name, all holders must sign. If signature is for a corporation, please sign full corporate name by authorized officer.
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